10th March 2023 FY 2022 Results – A Stronger Leonardo Rome

2 © 2022 Leonardo - Società per azioni Agenda FY 2022 Results • Key messages • Industrial review • Financial review • Q&A • Sector results • Appendix Alessandro Profumo, Chief Executive Officer Lucio Valerio Cioffi, General Manager Alessandra Genco, Chief Financial Officer • Medium-long term outlook Alessandro Profumo, Chief Executive Officer

FY2022: a year of solid execution and commercial success

DELIVERING ON PROMISES	• Meeting or exceeding Guidance • Continuing to deliver and making the Group stronger, more resilient, sustainable • Set up to capture best growth opportunities
ACCELERATING COMMERCIAL MOMENTUM	• Growing order book across all divisions at € 17.3 bn (+21.0%* YoY), well above guidance even without the €1.4bn AW149 Poland order • Book-to-bill at 1.2x
IMPROVED FINANCIAL PERFORMANCE; STEPPING UP FOCF	• Revenues: € 14.7 bn, + 4.7%* YoY • EBITA: € 1.2 bn, + 14.9%* YoY vs FY21 restated** • RoS: 8.3%, +0.8 p.p. vs FY21 restated** • FOCF: € 539m, more than doubling FY21 • Full redemption of 2039 and 2040 bonds and early repayment of term loan • Confirming € 3 bn FOCF generation over 2021-2025 • Proposed dividend of € 0.14 p.s.
PROGRESS ON ESG	• Committed to SBTI • Strengthening decarbonisation plan (-15% Scope 1+2 CO_2 emissions vs 2021) • Achieving results in diversity and inclusion (19% of female managers on total managers vs 15% in 2017) • Demonstrating our commitment to sustainable finance (55% of sources of funding linked to ESG)

* Adjusted perimeter to exclude the contribution of Global Enterprise Solutions (August-December 2021)
**Restatement to include covid costs within EBITA as previously accounted below the line

3
FY 2022 Results
© 2022 Leonardo - Società per azioni

4 © 2022 Leonardo - Società per azioni A Stronger Leonardo: Successful Delivery of 2018-2022 Industrial Plan *€3 bn NH90 Qatar ** €1.4bn AW149 Poland Delivering results in line or exceeding yearly Guidance Emerging stronger commercially and financially with a more resilient and sustainable business model Successfully navigating a period of unprecedented global challenges ORDERS (€bn) CAGR 18-22: 3.4% 12,2 13,8 13,4 14,1 14,7 2018 2019 2020 2021 2022 REVENUES (€bn) EBITA (€mln) FOCF (€mln) CAGR 18-22: 4.7% CAGR 18-22: 2.1% (excl. Aerostructures: 4.9%) 15,1 14,1 13,8 14,3 17,3 2018 2019 2020 2021 2022* ** CAGR 18-22: 12.5% (excl. Aerostructures: 7.8%) FY 2022 Results 336 241 40 209 539 -283 -157 -329 -339 -296 2018 2019 2020 2021 2022Aerostructures 1.120 1.251 938 1,123 1,218 1,157 1,262 1,024 1,326 1,401 2018 2019 2020 2021 2022 Excluding Aerostructures

Significant progress delivering against our roadmap towards the future

STRENGTHEN OUR CORE

Reinforce the core business and core activities

Increasing critical mass in strategic areas and strengthening global footprint

- Continued momentum in International co-operation programmes e.g. GCAP
- Acquisition of 25.1% stake in HENSOLDT
- Leonardo DRS & RADA merger
- Acquisition of KOPTER

TRANFORM TO GROW

Leveraging digitalisation to capture new opportunities

Making the business more modern and agile to meet customer needs

- Leonardo Production System Programme
- Aerostructures recovery plan - confirming target to breakeven by end-2025
  - Re-skilling and upskilling of 3,100+ colleagues
- Focused on supply chain

MASTER THE NEW

Create advanced technological solutions to drive innovation

Innovate and create new technologies and new high-tech markets

- Leonardo Labs at the core of innovative R&D technologies
- DAVINCI-1 HPC unique edge
- Enabling capabilities in Digital Twin, Big Data, Cloud and AI

© 2022 Leonardo - Società per azioni

FY 2022 Results
5

6 © 2022 Leonardo - Società per azioni Core business growing stronger Helicopters and Aircraft Helicopters Aircraft 2022 Backlog € 13.6bn 2018-2022 Revenues*: +4.5% 2018-2022 EBITA*: +4.0% 2022 Backlog € 8.6bn 2018-2022 Revenues*: +12.4% 2018-2022 EBITA*: +12.2% * CAGR • Strong performance, programme delivery and best in class profitability • Partner in world class international cooperation programmes, e.g. next-gen GCAP • A strong order book, product portfolio and significant contribution from customer support & training, providing good visibility for future performance • Continued strong commercial momentum; € 6 bn of new orders in 2022 • Global market leading product portfolio • Defence/governmental, customer support & training core strengths, accelerated recovery in civil • Continue to invest to capture future opportunities FY 2022 Results

7 © 2022 Leonardo - Società per azioni • Technology leadership in key focus areas i.e. sensors, radars, electro-optical and combat management systems driving solid revenue and profitability growth • Strategic presence across Air, Land and Sea, maximizing market opportunity • Well positioned to capture upgrading and restocking demand from customers • Exciting partnership with Hensoldt Core business growing stronger Electronics and Leonardo DRS Electronics Leonardo DRS 2022 Backlog € 12.4 bn 2018-2022 Revenues*: +4.1% 2018-2022 EBITA*: +9.0% 2022 Backlog € 2.7 bn 2018-2022 Revenues*: +6.6% 2018-2022 EBITA*: +18.5% * CAGR • Successful business transformation and portfolio restructuring • World class supplier of advanced sensing & computing solutions & integrated mission systems • Positioned on key DoD priority programmes • Combination with RADA strengthening market position FY 2022 Results

8 © 2022 Leonardo - Società per azioni Customer, Support & Training providing resiliency, solid revenue stream & long- term visibility ~ 4,000 Helicopters flying > 1,000 Aircrafts flying ca. 10 years Electronics useful life of equipment Helicopters • Net cash present value embedded in customer support of existing fleet for next 30 years equal to ca. € 5.5 bn Aircraft35-40% 30-35% CUSTOMER SUPPORT & TRAINING ~48,000 hours of training through flight simulators Over 13,000 helicopter and aircraft pilots and operators trained Ranked #1 in ProPilot's Aftersales Service Quality Ranking (since 2018) <20% % of Group revenue 2017 >28% % of 2022 Group revenue and backlog 2022 >25% % of Group revenue 2022 Target CS&T REVENUE CONTRIBUTION OF KEY DIVISIONS FY 2022 Results

Interoperability and strategic presence across all domains


PLATFORMS
DISTRIBUTED INTELLIGENCE
DIGITALIZATION
DATA
FIXED WING
ROTARY WING
SENSOR SUITE
CYBER
PROCESSES
TECHNOLOGIES
C4I
GLOBAL MONITORING
ADVANCED AIR MOBILITY
INTELLIGENT AUTONOMOUS SYSTEMS
MULTIDOMAIN & INTEROPERABILITY

- Strategic presence as leader across Helicopters, Simulation & Training and EU Defence Electronics
  Key player in European Cooperation Programmes, Safety and Security partner for Institutions
- Strong and unique portfolio to address multidomain solutions
- Synergies in R&D and product innovation capabilities
- Challenging traditional business models with digitalisation capabilities
- Driver of innovation and development in a digital and sustainable way

9
© 2022 Leonardo - Società per azioni
FY 2022 Results

10 © 2022 Leonardo - Società per azioni Committed to SBTI Important progress towards ESG milestones in 2022 • >50% of investments SDG-aligned • 55% of financial sources ESG linked • -15% CO2 Scope 1 & 2 emissions** vs 2021 • -7% intensity* of energy consumption vs 2021 • -4% intensity* of waste produced vs 2021 • -13% intensity* of water withdrawals vs 2021 • >4,900 new hires • 24% women, 59% hold a STEM qualification,44% under 30 • 22% women hires with STEM degree on total hires with STEM degree • 19% of female managers on total managers Progress on environment and climate change Progress on social impact and people Commitment to sustainable finance Recognition by third- parties • Highest score in the A&D sector in the DJSI • Leadership band of CDP - Climate Change • Confirmed in the Bloomberg gender equality index • A rating from MSCI • Highest score in Transparency International’s assessment FY 2022 Results * On revenues ** Market-based

11 © 2022 Leonardo - Società per azioni Agenda FY 2022 Results • Key messages • Industrial review • Financial review • Q&A • Sector results • Appendix Alessandro Profumo, Chief Executive Officer Lucio Valerio Cioffi, General Manager Alessandra Genco, Chief Financial Officer • Medium-long term outlook Alessandro Profumo, Chief Executive Officer

12 © 2022 Leonardo - Società per azioni FY 2022 Results Strong fundamental drivers of commercial outlook over medium term Positive market outlook in our core defence markets • A,D&S market CAGR over the next 5 years: ca. 6% • A,D&S annual average market value: ca. €800 bln • Leonardo’s addressable market: ca 15% of the global A,D&S market * In 2006, NATO Defence Ministers agreed to commit a minimum of 2% of their Gross Domestic Product (GDP) to defence spending to continue to ensure the Alliance’s military readiness. Poland: Increasing spending towards 4% of GDP in 2023 Italy: Expected to reach 2% NATO spending target* in 2028 UK: Increasing spending towards 3% of GDP by 2030 Defence spending as % of GDP

Positive order intake momentum providing long-term visibility

Well positioned to capture future opportunities

ORDER INTAKE 2018-2022

Cumulative value:
Ca. **€75** bln



18%
26%
20%
12%
24%
USA
UK
ITALY
REST OF EUROPE
REST OF WORLD

LEVERAGING ON GROUP STRENGTHS

- Strong position in key domestic markets
- Enhanced strength across international export markets
- Partner on large, long-term international programmes
- Unique ability to combine interoperable and multidomain capabilities across the group

OPPORTUNITIES ACROSS THE BUSINESSES

- Opportunities in
  - Short-term Helicopters pipeline
  - Proprietary Aircraft programmes (incl. Trainers)
  - International programmes
  - EFA follow-on activity in the pipeline for Aircraft, Electronics and Customer Support offering
- Italian National Recovery Fund
  - Cloud digitization (National strategic hub)
  - Global Monitoring (Critical infrastructures, environmental, ..)

2022-2026 OUTLOOK IMPROVED

Cumulative value
Ca. € 90 bln
(prev. ca. € 80 bln)

© 2022 Leonardo - Società per azioni

FY 2022 Results
13

14 © 2022 Leonardo - Società per azioni Well positioned to capture opportunities in Global Monitoring Our strengths FY 2022 Results v Secure-by-design solutions and predictive analysis-based integration of data from several sources Computing and storage platform (e.g., predictive analysis, big data analytics, machine learning) Modular solutions Integrating data and systems from third parties (e.g., Smart Road, Road Asset Management) Expertise in control room creation and management, both in civil and defence markets

15 © 2022 Leonardo - Società per azioni Innovation is the key for our future Group capabilities and technological innovation to drive long-term growing commercial success DAVINCI-1 HPC/CLOUD ARTIFICIAL INTELLIGENCE BIG DATA DIGITAL TWIN AND ADVANCED SIMULATION Certification by Simulation UNMANNED ROBOTICS Predictive maintenance Global monitoring QUANTUM Communications and crypto random number ELECTRIFICATION New propulsion system, fuel cells, … MATERIALS Innovative materials AW149 3D RENDERING • Digital Twin application for predictive maintenance • Improving flow field accuracy and minimizing experimental needs and computing time • Reducing development costs and risks DAVINCI-1 HPC IN HELICOPTERS

16 © 2022 Leonardo - Società per azioni Innovation is key for our future: Global Combat Air Programme (GCAP) Groundbreaking ‘System of Systems’ connecting all domains FY 2022 Results • ALL DOMAIN • CONNECTIVITY • AUTOMATION • AI, BIG DATA • SECURE BY DESIGN LEAD SYSTEM INTEGRATORS • DIGITAL TWIN

Aerostructures recovery plan on track

Confirming breakeven by end of 2025

PROGRESS SO FAR

ACTION PLAN

- Reduced headcount by 20%
- Reducing cost through automation and digitalization
- Final phase our investment plan to achieve manufacturing efficiency gains
- Pursuing new opportunities

AIRBUS

- Increasing volumes of A220 & A321 programmes
- Investment in state-of-the-art A220 assembly line complete

ATR

- Clear strategy to strengthen leadership in regional market, providing sustainable and affordable configurations
- New state of the art assembly line reducing production times and assuring higher quality level standard

BOEING 787

- 2022 production rate < 2/m while expected increase in activity to 4-5 shipsets per month in 2023, rising to 10/m within 2025
- Breakeven from fuselage delivery n. 1,406 due to rate profile and pricing per contract

DEFENCE

- Robust and profitable Eurofighter and JSF production
- EuroMALE providing significant industrial impacts in Grottaglie and Foggia plants

AEROSTRUCTURES BREAKEVEN

Confirmed end of 2025

© 2022 Leonardo - Società per azioni
FY 2022 Results
17

18 © 2022 Leonardo - Società per azioni Agenda FY 2022 Results • Key messages • Industrial review • Financial review • Q&A • Sector results • Appendix Alessandro Profumo, Chief Executive Officer Lucio Valerio Cioffi, General Manager Alessandra Genco, Chief Financial Officer • Medium-long term outlook Alessandro Profumo, Chief Executive Officer

19 © 2022 Leonardo - Società per azioni FY22: Making the Group stronger, resilient and sustainable Delivering above FY22 guidance FY 2022 Results (1) 2021 Adjusted perimeter to exclude the contribution of Global Enterprise Solutions (2) Including the acquisition of 25.1% stake in Hensoldt net of divestitures 2021A1 Original 2022 Guidance Updated 2022 Guidance ORDERS (€bn) 14.3 ca. 15.0 ca. >16.0 17.3 +21.0% REVENUES (€bn) 14.1 14.5-15.0 14.4-15.0 14.7 +4.7% EBITA (€mln) 1,060 1,180-1,220 1,170-1,220 1,218 +14.9% FOCF (€mln) 209 ca. 500 ca. 500 539 +186.7% NET DEBT (€bn) 3.1 ca.3.12 ca.3.02 3.02 -3.4% 2022A • Continuing on our track record of execution • Strong growth in new orders with book-to-bill of 1.2x • Backlog of € 37 bn providing confidence of continued revenue growth momentum • Acquisition of 25.1% stake in Hensoldt entirely self-funded, while decreasing debt % Δ

20 © 2022 Leonardo - Società per azioni Order Intake Continued strong commercial momentum € mln ∆ % YoY FY2021A** 14,267 HELICOPTERS 6,060 38.7% ELECTRONICS 5,628 4.4% LEONARDO DRS 2,997 36.6% AIRCRAFT 2,800 4.9% AEROSTRUCTURES 420 15.1% ELIMINATIONS & OTHER -639 FY2022A* 17,266 21.0%** 32 AW149 Poland; modernization of AW101/CH-149 “Cormorant” fleet; US Navy TH- 73A (AW119); 20 AW119Kx, 10 AW139, 4 AW169 LUH for Italy; 6 AW189 China; 5 AW119Kx Israel; MLU of 1 AW101; 4 AW609; various AW139 Commercial Export orders in Defence Systems mainly naval. Combat systems for German Navy and logistic support for Special and Diving Operations - Submarine Rescue Ship (SDO-SuRS). 20 EFA Spain Growing across advanced sensing, network computing, force protection and electric power and propulsion 20 EFA Spain; 1 C-27J for MoD Slovenia; first phase Euromale order, modernization of C-27J fleet for AMI, JSF and EFA logistics support Orders for A220 and A321. Euromale Programme FY 2022 Results *Including ca. € 404 mln of positive forex ** Adjusted perimeter to exclude the contribution of Global Enterprise Solutions (August-December 2021).

Revenues

Growing top line and continued strong programme delivery

	€ mln	Δ % YoY	
FY2021A**	14,050		
HELICOPTERS	4,547	9.4%	Ramp-up in defence/governmental (NH90 Qatar and TH-73A US Navy); AW169, Customer support and training
ELECTRONICS	4,712	4.3%	Delivery on backlog and capturing new opportunities globally; Higher volumes in EU, mainly UK. Pass-through activities
LEONARDO DRS	2,558	5.1%	Some softness due to supply chain. Positive FX effect
AIRCRAFT	3,085	-5.6%	Lower production on EFA Kuwait and shifted export contracts partially offset by volumes increase on JSF and Airlifter programs other than starting activities on Euromale. EFA Kuwait rump up in 2021
AEROSTRUCTURES	475	7.5%	Increased deliveries to ATR consortium and orders by Airbus
ELIMINATIONS & OTHER	-664		
FY2022A*	14,713	4.7%**	

*Including ca. € 351 mln of positive forex

** Adjusted perimeter to exclude the contribution of Global Enterprise Solutions (August-December 2021).

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© 2022 Leonardo - Società per azioni

FY 2022 Results

22 © 2022 Leonardo - Società per azioni EBITA and Profitability Improving Profitability € mln RoS ∆ % YoY FY2021A** 1,114 7.6% FY2021 Restated 1,060*** 7.5%*** HELICOPTERS 415 9.1% 2.2% ELECTRONICS 553 11.7% 14.0% LEONARDO DRS 252 9.8% 15.6% AIRCRAFT 421 13.6% -2.4% AEROSTRUCTURES -183 -38.5% 9.9% ATR -6 75.0% SPACE 31 -50.0% CORPORATE & OTHER -265 -3.9% FY2022A* 1,218 8.3% 14.9%** Higher volumes with higher pass-through contribution Increase across all business areas and all domains Confirmed margin expansion primarily driven by the transition of development programmes into production. Lower volumes offset by FX. Confirming strong profitability driven by fighter business line Increased asset utilisation Increase driven by higher customer support and contractual renegotiation with customers Decrease due to risk provisions on a contract related to Russia, in addition to the unfavorable comparison base (tax benefit accounted in 2021) FY 2022 Results *Including ca. € 27 mln of positive forex ** vs FY21 restated *** Adjusted perimeter to exclude the contribution of Global Enterprise Solutions (August-December 2021)

From EBITA to Net Result

Stronger bottom line thanks to EBITA increase



FY 2021A
€ mln
1,114
54
1,060
-101
-89
-22
911
-158
-166
587
EBITA Restated
Non recurring costs
Restructuring costs
PPA
EBIT
Net financial expenses
Income taxes
Net Result
restating 2021 EBITA for the impact of covid costs
* Including restructuring costs for the early retirement of Aerostructures workforce as per agreement signed with the Unions in July 2021



FY 2022A
+9.3%
YoY
+5.5%
YoY
+18.7%
YoY
+58.8%
YoY
€ mln
1,218
-114
-119
-24
961
-213
-51
697
235
932
EBITA
Non recurring costs
Restructuring costs*
PPA
EBIT
Net financial expenses
Income taxes
Net ordinary results
Discontinued operations
Net Result
* Including restructuring costs for the early retirement of personnel serving in the Corporate and Staff functions on a national basis

- Net Result benefitting from EBIT increase, with lower impact from income taxes, despite the "make-whole" charges related to bond buy-back by Leonardo US Holding, and the gain from the sale of GES and AAC accounted for in "Discontinued operations"

© 2022 Leonardo - Società per azioni

FY 2022 Results
23

24 © 2022 Leonardo - Società per azioni On track with our commitment to improve cash flow • Mid-single digit revenue growth • High single digit EBITA growth • Continued cash discipline in core • Consistent contribution from JVs • Aerostructures breakeven in 2025 Focus on deleveraging Main drivers (€ mln) Achieved all targets set on 2022 cash flow generation • ca. 70% cash flow conversion excl. Aerostructures • Slightly lower cash absorption from Aerostructures vs 2021 • ca. 55% Group cash flow conversion 2018-2025e FOCF FY 2022 Results €40mln better vs 2021 70% 55% €3bn cumulative FOCF -283 -157 -329 -339 -296 336 241 40 209 539 600 2018 2019 2020 2021 2022 2023 2024 2025 FOCF Aerostructures cash drain

25 © 2022 Leonardo - Società per azioni FY 2022 Results Leonardo investments for innovation, growth and sustainability Strongly aligned to SDG goals (1) Including Capitalized R&D, Capex, Tooling and Other Immaterial (2) The initiatives mainly impact SDG 9 “Industry, Innovation & Infrastructure” followed by SGD 8 “Decent work and economic growth” and SGD 11 “Sustainable Cities & Communities” SDG-aligned Investments Other Investments Yearly Average 2022-2024 € 700-800mln(1) Ensuring resilient infrastructures, increasing efficient and digital processes and developing technologies with green impact Improving resources efficiency and productivity by innovation & promoting safety at work Supporting safe and resilient cities, preventing disasters and intervening in emergency situations Improving water efficiency, reuse and water networks Improving energy efficiency and increasing the share of renewable energy Promoting waste reduction, recycling, reuse and therefore reducing the impact on environment 50% of SDG-aligned investments Our main contribution to SDG(2)

55% of Leonardo funding sources now are “ESG linked" 26 © 2022 Leonardo - Società per azioni 55% ESG linked ~€6,0bn €2.4 bn ESG linked Revolving Credit Facility (RCF) €600 mln ESG linked Term Loan (to refinance January 2022 debt maturing) ESG linked financial transactions Financing sources €200 mln EIB Loan 2022 Employment of women with STEM degree Reduction of CO2 emissions KPIs selected fully aligned with ESG strategy and Long-Term Incentive Plan Computing power per capita NEW NEW

27 © 2022 Leonardo - Società per azioni Reduced debt by ca. 35% and decreased cost of funding by ca. 45% Focus on deleveraging 5.4% 4.7% 4.0% 3.5% 3.0% 2.3% 3.0% 2016 2017 2018 2019 2020 2021 2022 € 4.6bn € 3.0bn 2016 2022 • Important deleveraging achieved in 2022 vs 2016 • In 2022 full redemption of 2039 and 2040 bonds and early repayment of term loan • Cost of funding materially reduced from 5.4% to 3.0% in 2022 (70% fixed) • Debt decreased notwithstanding strategic acquisition and continued investment in competitiveness Gross debt(1) Cost of funding

28 © 2022 Leonardo - Società per azioni Capital allocation – Deleveraging is written on the cards CASH FLOW GENERATED PORTION OF CASH IN HAND aimed at and Cash Flow generation and available cash Gross Debt reduction Shareholder remuneration CAPITAL DEPLOYMENT • Cash flow generation will be devoted to • Deleveraging: Priority No. 1 • Maintaining shareholder returns constant

29 © 2022 Leonardo - Società per azioni 2023 Outlook ORDERS (€bn) 17.3 ca.17 REVENUES (€bn) 14.7 15-15.6 EBITA (€mln) 1,218 1,260-1,310 FOCF (€mln) 539 ca. 600 NET DEBT (€bn) 3.0 ca. 2.62 2022A 2023E1 • Continued solid commercial momentum, with book-to-bill>1x • Successfully navigating inflationary pressures • Continued improvement in FOCF and focus on deleveraging 2023 exchange rate assumptions: € / USD = 1.10 and € / GBP = 0.87 1) Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration 2) Assuming dividend payment od € 0.14 p.s. and new leases for ca 100 mln

30 © 2022 Leonardo - Società per azioni Agenda FY 2022 Results • Key messages • Industrial review • Financial review • Q&A • Sector results • Appendix Alessandro Profumo, Chief Executive Officer Lucio Valerio Cioffi, General Manager Alessandra Genco, Chief Financial Officer • Medium-long term outlook Alessandro Profumo, Chief Executive Officer

Confidence in the medium-term

Based on strong fundamentals of our businesses

KEY ESG PRIORITIES

- SUPPORTING OUR KEY COMMERCIAL AND INDUSTRIAL GOALS
- ENABLING SUSTAINABLE GROWTH BY INNOVATION AND TECHNOLOGY
- MEETING AND ANTICIPATING CUSTOMER PRIORITIES
- PARTNERING WITH OUR SUPPLIERS
- ENHANCING HUMAN CAPITAL AND SKILLS FOR THE FUTURE
- TRANSPARENCY AND INTEGRITY AT OUR CORE
- DRIVING CAPITAL ALLOCATION AND LONG-TERM RETURNS

ESG TARGETS

	2023 – 2027 TARGETS[1]
ORDERS	2022-**2026 Cumulated ca € 90 bn (€ 80 bn vs previous plan)** Book to bill >1
REVENUES	Confirming Mid Single Digit CAGR 2023-**2027 Cumulated ca € 85 bn**
EBITA	Confirming High Single Digit CAGR RoS growing, at double digit at Plan end
FOCF	**Confirming ca. € 3 bn cumulated in 2021**-2025 (including Aerostructures)
CASH FLOW CONVERSION	ca. 70% in 2022, excluding Aerostructures ca. 70% by 2025, including Aerostructures
ROIC	ca. 13% in 2025

1) Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration

31
© 2022 Leonardo - Società per azioni
FY 2022 Results

32 © 2022 Leonardo - Società per azioni Closing remarks • Leonardo is stronger, more robust, resilient and sustainable • Successfully capturing increasing opportunities • Continued strong commercial activity globally building our backlog • Top line growth across all defence/governmental sectors • Robust profitability benefitting from increasing volumes and solid industrial performance • More solid, structurally increasing cash flow and deleveraging • Digitalization and supercomputing at the base of technological and product competitiveness • Confirmed our commitment on ESG for a long-term growth • Fully committed to create value for all our stakeholders FY 2022 Results

33 © 2022 Leonardo - Società per azioni Agenda FY 2022 Results • Key messages • Industrial review • Financial review • Q&A • Sector results • Appendix Alessandro Profumo, Chief Executive Officer Lucio Valerio Cioffi, General Manager Alessandra Genco, Chief Financial Officer • Medium-long term outlook Alessandro Profumo, Chief Executive Officer

34 © 2022 Leonardo - Società per azioni Q&A FY 2022 Results

35 © 2022 Leonardo - Società per azioni Agenda FY 2022 Results • Key messages • Industrial review • Financial review • Q&A • Sector results • Appendix Alessandro Profumo, Chief Executive Officer Lucio Valerio Cioffi, General Manager Alessandra Genco, Chief Financial Officer • Medium-long term outlook Alessandro Profumo, Chief Executive Officer

36 © 2022 Leonardo - Società per azioni 6,208 4,641 4,494 4,370 6,060 2018 2019 2020 2021 2022 2018-2022 Results 3,810 4,025 3,972 4,157 4,547 2018 2019 2020 2021 2022 € mln 4Q 2021 4Q 2022 % Change Orders 1,979 1,437 -27.4% Revenues 1,438 1,393 -3.1% EBITA 183 181 -0.5% RoS 12.7% 13,0% +0.3 p.p. 4Q22 Results Orders (€ mln) Revenues (€ mln) EBITA (€ mln) and Profitability 2023 Outlook(*) • Strong level of order intake expected both in civil and governmental; confirming increasing revenues and deliveries • Good level of profitability supported by structured actions to offset inflationary pressure 359 431 383 406 415 9.4% 10.7% 9.6% 9.8% 9.1% 2018 2019 2020 2021 2022 Helicopters Solid business with accelerated civil recovery (*) Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration FY 2022 Results FY2022 149 new units 41 17 20 55 151 AW139 AW169 AW189 /149 AW109/AW 119 NH90 AW101 Deliveries by programme 64% 36% OE CS&T/Other 26% 74% Civil Defence/Gover nmental Revenues by customer/segment

Electronics

Growing Revenues and Profitability

2018-2022 Results



Orders
4,409
2,879
4,444
2,923
4,710
3,054
5,392
2,595
5,628
3,156
2018
2019
2020
2021
2022
Electronics - EU (€ mln)
Leonardo DRS ($ mln)



Revenues
4,011
2,339
4,289
2,729
4,147
2,757
4,519
2,879
4,712
2,693
2018
2019
2020
2021
2022
Electronics EU (€ mln)
Leonardo DRS ($ mln)



EBITA and Profitability
9.8%
394
10.0%
427
8.7%
360
10.7%
485
11.7%
553
6.5%
151
7.6%
208
7.3%
202
9.0%
258
9.8%
265
2018
2019
2020
2021
2022
Electronics EU (€ mln)
Leonardo DRS ($ mln)

4Q22 Results

ELECTRONICS - EU € mln	4Q 2021	4Q 2022	% Change
Orders	1,529	2,134	41.5%
Revenues	1,496	1,562	7.9%
EBITA	203	247	21.7%
RoS	13.6%	15.8%	2.2 p.p.

Leonardo DRS $ mln(*)	4Q 2021	4Q 2022	% Change
Orders	676	852	26.0%
Revenues	820	820	0.0%
EBITA	85	104	22.4%
RoS	10.4%	12.7%	2.3 p.p.

2023 Outlook(**)

- Growing volumes and profitability driven by improving execution of backlog and investments
- Market dynamics still reflecting inflationary pressure and supply chain

FY22 Revenue by segment



65%
35%
Electronics
Leonardo DRS

* Avg. exchange rate €/$ @ 1.18 in FY2021; Avg. exchange rate €/$ @ 1.05 in FY2022

** Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration

37

FY 2022 Results

© 2022 Leonardo - Società per azioni

38 © 2022 Leonardo - Società per azioni 1,700 1,904 2,031 2,668 2,800 2018 2019 2020 2021 2022 2018-2022 Results 1,932 2,329 2,634 3,268 3,085 2018 2019 2020 2021 2022 € mln 4Q 2021 4Q 2022 % Change Orders 1,025 1,163 13.5% Revenues 1,147 1,126 -1.8% EBITA 191 176 -7.9% RoS 16.7% 15.6% -0.9 p.p. 4Q22 Results Orders (€ mln) Revenues (€ mln) EBITA (€ mln) and Profitability 2023 Outlook(*) • Growing export market for proprietary platforms • Confirming strong contribution from Fighter business lines (F-35 and Eurofighter) * Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration Aircraft Solid performance FY 2022 Results 266 320 355 432 421 13.8% 13.7% 13.5% 13.2% 13.7% 2018 2019 2020 2021 2022 FY22 Revenues by platform 67% 33% OE CS&T

39 © 2022 Leonardo - Società per azioni 925 948 581 365 420 2018 2019 2020 2021 2022 2018-2022 Results 1,020 1,125 819 442 475 2018 2019 2020 2021 2022 Aerostructures € mln 4Q 2021 4Q 2022 % Change Orders 66 78 18.2% Revenues 37 124 235.1% EBITA -78 -49 37.2% RoS -210.8% -39.5 171.3 p.p. 4Q22 Results Orders (€ mln) Revenues (€ mln) EBITA (€ mln) and Profitability 2023 Outlook(*) • Increasing volume driven by increasing production rate by Airbus and Boeing 787 • Better profitability driven by higher asset utilisation • GIE-ATR expected increase deliveries * Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration Aerostructures and ATR Gradual recovery FY 2022 Results -35 -11 -86 -203 -183 97 53 -69 -24 -6 -3.4% -1.0% -10.5% -45.9% -38.5% 2018 2019 2020 2021 2022 Aerostructures ATR FY22 Revenue by programme ATR € mln 4Q 2021 4Q 2022 % Change EBITA 1 -2 -300% 25% 18% 24% 12% 22% B787 B767 Airbus ATR Military

40 © 2022 Leonardo - Società per azioni 2018-2022 Results € mln 4Q 2021 4Q 2022 % Change EBITA 25 21 -16,0% 4Q22 Results EBITA (€m) 2023 Outlook(*) • Growing volumes driven by solid and increasing backlog • Profitability improvement expected in Manufacturing • Satellite business confirmed strong fundamentals in Europe and Latin America with top line and EBITA increase * Based on the current assessment of the effects deriving from the geopolitical situation on the supply chain and the global economy and assuming no additional major deterioration Space Recovery of Manufacturing and confirmed solid performance of Satellite services 58 39 23 62 31 2018 2019 2020 2021 2022 FY 2022 Results

41 © 2022 Leonardo - Società per azioni Agenda FY 2022 Results • Key messages • Industrial review • Financial review • Q&A • Sector results • Appendix Alessandro Profumo, Chief Executive Officer Lucio Valerio Cioffi, General Manager Alessandra Genco, Chief Financial Officer • Medium-long term outlook Alessandro Profumo, Chief Executive Officer

42 © 2022 Leonardo - Società per azioni Revenue and Backlog diversification FY 2022 Results REVENUES NEW ORDERS ORDER BACKLOG EBITA € 14.7 BN € 17.3 BN € 37.5 BN € 1.2 BN REVENUES AND BACKLOG BY GEOGRAPHY REVENUES AND BACKLOG BY BUSINESS 39% 35% 23% 3% 45% 31% 21% 3% Defence Electronics Helicopters Aircraft Aerostructures REVENUES BACKLOG 14% 11% 27% 22% 26% Italy UK US Rest of Europe Rest of World REVENUES 29% 14% 13% 21% 23% BACKLOG

43 © 2022 Leonardo - Società per azioni 4Q/FY 2022 Results Group Performance Free Operating Cash-Flow (FOCF): this is the sum of the cash flows generated by (used in) operating activities (which includes interests and income taxes paid) and the cash flows generated by (used in) ordinary investment activity (property, plant and equipment and intangible assets) and dividends received € mln 4Q 2021 4Q 2022 % Change FY 2021 FY 2022 % Change New Orders 5,041 5,547 10.0% 14,307 17,266 +20.7% Backlog 35,534 37,506 +5.5% Revenues 4,571 4,796 4,9% 14.135 14,713 +4.1% EBITA 516 599 16.1% 1,123 1,218 +8.5% RoS 11.3% 12.5% 1.2 p.p. 7.9% 8.3% 0.4p.p. EBIT 466 409 -12.2% 911 961 +5.5% EBIT Margin 10.2% 8.5% -1.7p.p. 6.4% 6.5% 0.1p.p. Net result before extraordinary transactions 358 310 -13.4% 587 697 +18.7% Net result 358 270 -24.6% 586 932 +58.8% EPS (€ cents) 0.623 0.472 -24.2% 1.019 1.623 +59.3% FOCF 1,596 1,433 -10.2% 209 539 +157.9% Group Net Debt 3,122 3,016 -3.4% Headcount 50,413 51,392 +1.9% FY 2022 Results

44 © 2022 Leonardo - Società per azioni FY 2022 Results • Available credit lines • ESG Credit Line signed in October 2021 equal to € 2.4 bn • Existing unconfirmed credit lines equal to € 1.0 bn • Commercial Paper, signed in August 2022, equal to € 1.0 bn • New «Sustainability-Linked» EIB loan equal to € 0.3 bn together with the Revolving Credit Facility signed in November 2022 by Leonardo DRS, following the merger with RADA, equal to $ 0.3 bn and cash in- hands ensure a Group’s liquidity of approx. € 6.5bn Cash & Equivalents €1.5bn ESG linked RCF 2021 €2.4bn Unconfirmed Credit Lines €1.0bn EIB 2022 €0.3bn Available liquidity ≈ €6.5bn Commercial Paper €1.0bn DRS RCF 2022(1) €0.3bn Solid Group liquidity ensures adequate financial flexibility

45 © 2022 Leonardo - Società per azioni FY 2022 Results Balanced debt maturity profile • Leonardo DRS, following the merger with the company RADA, has signed total funding of $500mil expiring in 5 years (of which $225mil Term Loan fully drawn on December 31, 2022 and agreement for $275mil Revolving Credit Facility fully undrawn on December 31, 2022) Repayment Conditions of New Debt Instruments In € mil CREDIT RATING Moody’s S&P Fitch Ba1 / Positive Outlook BB+ / Positive Outlook BBB- / Stable Outlook As of today Ba1 / Stable Outlook BB+ / Stable Outlook BBB- / Negative Outlook Before last review July 2022 May 2022 January 2022 Date of review Debt maturity Average life: ≈ 3,3 years 19 38 50 63 63 63 63 63 44 25 13 11 11 11 11 169 600 500 500 600 100 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Bond Euro EIB TL DRS RADA Bond Dollar Term Loan CDP

Capex initiatives that align our portfolio with SDGs represent 50% of the total

New initiatives increasing industrial process efficiency

Energy efficiency
Transition to LED technology for most industrial plants

Water efficiency
Reduction of consumption through modernisation of water networks and correct recovery of wastewater

Re-industrialization projects
Implementation of automated equipment and digital solutions in order to increase competitiveness and product reliability for both existing and upcoming programs (ATR and EuroMALE)

Barrel production line
Production line improvement with machines substitution in order to increase production rate and to reduce waste in the process

Digitalization
Digitalization of manufacturing and engineering processes driven by upgrade applications (such as SAP and Product Life-cycle Management) in order to reduce waste and improve quality



7 AFFORDABLE AND CLEAN ENERGY
6 CLEAN WATER AND SANITATION
8 DECENT WORK AND ECONOMIC GROWTH
12 RESPONSIBLE CONSUMPTION AND PRODUCTION
9 INDUSTRY, INNOVATION AND INFRASTRUCTURE
11 SUSTAINABLE CITIES AND COMMUNITIES
13 CLIMATE ACTION

New products included in our SDGs-aligned portfolio

M-346 and M-345
Our trainers through a greater use of simulation systems allow a reduction of the flight-hours resulting in benefits on carbon footprint and emissions

AW609
First civil tiltrotor to be certified which will represent and enabler technology for prosperity and progress combining into one aircraft the benefits of helicopter and fixed-wing aircraft

AW169
Light Intermediate helicopter with class-leading technology that guarantees the highest performance also representing a solution for a healthier planet along with operating capability in the most challenging conditions

Integrated Sensors Suite
New AESA multifunctional radars suite for naval platforms with state-of-the-art technologies. The new materials and manufacturing process for AESA antennas reduce power consumption and increase sustainable production

Falco Xplorer
RPAS designed for persistent multi-sensor strategic surveillance with situation awareness capability. The increase in performance in terms of persistence allows to reduce the number of missions and to optimize the flight profiles, leading to carbon footprint reduction.

© 2022 Leonardo - Società per azioni
FY 2022 Results
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47 © 2022 Leonardo - Società per azioni FY 2022 Results Development costs capitalised as intangible assets as at 31 December 2022 (*) Movements w/o cash and PL effects € mln Self Funded National Security Self Funded Other Total 01 January 2022 Opening Balance 1,760 849 2,609 Gross R&D capitalised 98 133 231 Depreciation and write offs (85) (40) (125) Disposals - (1) (1) Subtotal 13 92 105 Other Changes (*) 1 2 3 Net R&D capitalised 14 94 108 31 December 2022 1,774 943 2,717

48 © 2022 Leonardo - Società per azioni Covenant FY2022 FY 2022 Results * EBITDA net of depreciation of rights of use FY2022A Post IFRS 16 EBITDA* € 1,671 mln Net Interest € 104 mln EBITDA / Net Interest 16.1 THRESHOLD > 3.25 FY2022A Post IFRS 16 Group Net Debt € 3,016 mln Leasing (IFRS 16) - € 570 mln Financial Debt to MBDA - € 713 mln Group Net Debt for Covenant € 1,733 mln EBITDA* € 1,671 mln Group Net Debt / EBITDA 1.0 THRESHOLD < 3.75

49 © 2022 Leonardo - Società per azioni Defence Budget perspectives • USA: the main defense spender worldwide (> 780B $ in 2022) • Return to growth expected from • 2026 (>840 B $ expected in 2023) • Asia Pacific: > 570B $ in 2022 • China the main spender • Significant Defense budgets in South Korea, India and Japan, with annual values> 50B $ • Iran and Saudi Arabia are the major spenders • Defence budget in this area started decreasing from 2017, due to lower crude oil price • Growing tensions in the area are expected to change this trend • Germany: € 57B – target 2% in 2023 • France: € 60B - target 2% in 2025 • UK: € 70B - target 3% in 2030 • Italy: € 33B - target 2% in 2028 • Poland: € 13B - target 4% in 2023 USA Asia Pacific Europe Middle East - Africa CAGR 22-27 ~ +4.4%CAGR 22-27 ~ -0.3% NA ~ +2.0% LA CAGR 22-27 ~ +2.7% MENA ~ -0.3% S-SA CAGR 22-27 ~ +4.6% EUR

50 © 2022 Leonardo - Società per azioni Important progress towards ESG from 2018 • -37% intensity* CO2 Scope 1 & 2 emissions location based • -24% intensity* of energy consumption • -26% intensity* of waste produced • -30% intensity* of water withdrawals • 75% of employees work at sites with certified environmental management systems (from 66% in 2017) • +14% workforce growth vs 2017 • >22,000 people hired • Under 30 employees from 8.2% in 2017 to 11.2% in 2022 • Female managers on total managers from 15% in 2017 to 19% in 2022 • Injury rate reduction by 53% vs 2017 • 80% of employees work at sites with certified health and safety management systems (from 56% in 2017) Progress on environment and climate change Progress on social impact and people 2018 – 2022 progress Data baseline 2017 * On revenues

Our main ESG achievements in 2022

	LEONARDO RATING	SCALE (low | high)	LEONARDO RANKING in the sector	SECTOR Score average
MSCI	A	CCC|AAA	Top 10	BBB
SUSTAINALYTICS	21.2 medium risk	40+| 0 Severe - Negligible	2nd/99	34.9
S&P	87	0|100	1st/92	22
CDP	A-	D-|A	-	C
MOODY'S ESG	62	0|100	3rd/19	41
ISS ESG	C	D-|A+	Decile 1	D+

Confirmed for the third time in **Bloomberg's** Gender Equality Index (GEI).

Confirmed in the MIB ESG Index, including the best 40 Italian listed companies for ESG performance.

Included in band A, the highest in the Defence Companies Index on Anti-Corruption and Corporate Transparency

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FY 2022 Results
© 2022 Leonardo - Società per azioni

52 © 2022 Leonardo - Società per azioni SAFE HARBOR STATEMENT NOTE: Some of the statements included in this document are not historical facts but rather statements of future expectations, also related to future economic and financial performance, to be considered forward-looking statements. These forward-looking statements are based on Company’s views and assumptions as of the date of the statements and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. Given these uncertainties, you should not rely on forward-looking statements. The following factors could affect our forward-looking statements: the ability to obtain or the timing of obtaining future government awards; the availability of government funding and customer requirements both domestically and internationally; changes in government or customer priorities due to programme reviews or revisions to strategic objectives (including changes in priorities to respond to terrorist threats or to improve homeland security); difficulties in developing and producing operationally advanced technology systems; the competitive environment; economic business and political conditions domestically and internationally; programme performance and the timing of contract payments; the timing and customer acceptance of product deliveries and launches; our ability to achieve or realise savings for our customers or ourselves through our global cost-cutting programme and other financial management programmes; and the outcome of contingencies (including completion of any acquisitions and divestitures, litigation and environmental remediation efforts). These are only some of the numerous factors that may affect the forward-looking statements contained in this document. The Company undertakes no obligation to revise or update forward-looking statements as a result of new information since these statements may no longer be accurate or timely.

53 © 2022 Leonardo - Società per azioni CONTACTS leonardo.com Valeria Ricciotti Head of Investor Relations and Credit Rating Agencies +39 06 32473.697 valeria.ricciotti@leonardo.com Leonardo Investor Relations and Credit Rating Agencies +39 06 32473.512 ir@leonardo.com